UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2023
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 7, 2023, Bank of America, N.A., as administrative agent (the “Administrative Agent”) under the Credit Agreement, dated November 7, 2022, among McKesson Corporation (“McKesson” or the “Company”), as borrower, the lenders party thereto, the letter of credit issuers party thereto, the Administrative Agent and the other parties thereto (the “Credit Agreement”), delivered a notice to the Company (the “Extension Notice Acknowledgement”) pursuant to which the Administrative Agent, each lender and letter of credit issuer party to the Credit Agreement (i) acknowledged the receipt of an extension notice previously delivered by the Company to the Administrative Agent pursuant to Section 2.17(a) of the Credit Agreement requesting that each lender and letter of credit issuer party to the Credit Agreement agree to extend the maturity date of the revolving credit facility provided for in the Credit Agreement from November 7, 2027 to November 7, 2028 (the “Maturity Date Extension”) and (ii) consented to the Maturity Date Extension.
All other terms of the Credit Agreement remain unchanged. For a description of the Credit Agreement, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2022.
A copy of the Extension Notice Acknowledgement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Extension Notice Acknowledgment, dated November 7, 2023
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2023

McKesson Corporation

By:	/s/ Britt J. Vitalone
Britt J. Vitalone
Executive Vice President and
Chief Financial Officer